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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of First Banking Company of Southeast Georgia on Form S-8 of our report dated January 24, 1997, appearing in the Annual Report on Form 10-K of First Banking Company of Southeast Georgia for the year ended December 31,1996.


DELOITTE & TOUCHE LLP
Atlanta, Georgia
August 12, 1997